                        INCORPORATED UNDER THE LAWS OF THE
                                STATE OF NEVADA


         NUMBER                                                 SHARES


                                                          CUSIP NO. 105022 107


                                BRAINTECH, INC.

50,000,000 AUTHORIZED SHARES    $.001 PAR VALUE     NON-ASSESSABLE

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                                BRAINTECH, INC.


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Patrick M. Flynn        [Corporate Seal]     /s/ [ILLEGIBLE]
---------------------                            ---------------------
    SECRETARY                                         PRESIDENT



                          COUNTERSIGNED
                            COLONIAL STOCK TRANSFER
                             440 EAST 400 SOUTH, #1
                           Salt Lake City, Utah 84111

                          By
                            -------------------------
                              Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common                UNIF GIFT MIN ACT - ________ Custodian ______
  TEN ENT - as tenants by the entireties                            (Cust)             (Minor)
  JT TEN  - as joint tenants with right of                          under Uniform Gifts to Minors
            survivorship and not as tenants                         Act _________________________
            in common                                                            (State)

        Additional abbreviations may also be used though not in the above list.


                     For Value Received, __________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 ---------------------------------------

 ---------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________



   ____________________________________________________________________________
   NOTICE:  SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE
            OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.